Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2022	2021	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$15,124	$14,010	$1,114	8.0%
International Package	4,876	4,607	269	5.8%
Supply Chain Solutions(1)	4,378	4,291	87	2.0%
Total revenue	24,378	22,908	1,470	6.4%

Operating expenses:
U.S. Domestic Package	13,462	12,651	811	6.4%
International Package	3,760	3,522	238	6.8%
Supply Chain Solutions(1)	3,905	3,970	(65)	(1.6)%
Total operating expenses	21,127	20,143	984	4.9%

Operating profit:
U.S. Domestic Package	1,662	1,359	303	22.3%
International Package	1,116	1,085	31	2.9%
Supply Chain Solutions(1)	473	321	152	47.4%
Total operating profit	3,251	2,765	486	17.6%

Other income (expense):
Other pension income (expense)	331	3,603	(3,272)	(90.8)%
Investment income (expense) and other	(16)	13	(29)	N/M
Interest expense	(174)	(177)	3	(1.7)%
Total other income (expense)	141	3,439	(3,298)	(95.9)%

Income before income taxes	3,392	6,204	(2,812)	(45.3)%

Income tax expense	730	1,412	(682)	(48.3)%

Net income	$2,662	$4,792	$(2,130)	(44.4)%

Net income as a percentage of revenue	10.9%	20.9%

Per share amounts:
Basic earnings per share	$3.05	$5.50	$(2.45)	(44.5)%
Diluted earnings per share	$3.03	$5.47	$(2.44)	(44.6)%

Weighted-average shares outstanding:
Basic	874	872	2	0.2%
Diluted	879	876	3	0.3%

As Adjusted Income Data (2):
Operating profit:
U.S. Domestic Package	$1,705	$1,463	$242	16.5%
International Package	1,120	1,091	29	2.7%
Supply Chain Solutions(1)	481	395	86	21.8%
Total operating profit	3,306	2,949	357	12.1%

Total other income (expense)	$108	$149	$(41)	(27.5)%
Income before income taxes	$3,414	$3,098	$316	10.2%
Net income	$2,681	$2,430	$251	10.3%

Basic earnings per share	$3.07	$2.79	$0.28	10.0%
Diluted earnings per share	$3.05	$2.77	$0.28	10.1%
(1) The divestiture of UPS Freight was completed on April 30, 2021.
(2) See Non-GAAP schedules for reconciliation of adjustments.

.
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2022	2021	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,594	$2,331	$263	11.3%
Deferred	1,420	1,260	160	12.7%
Ground	11,110	10,419	691	6.6%
Total U.S. Domestic Package	15,124	14,010	1,114	8.0%
International Package:
Domestic	851	928	(77)	(8.3)%
Export	3,778	3,493	285	8.2%
Cargo and Other	247	186	61	32.8%
Total International Package	4,876	4,607	269	5.8%
Supply Chain Solutions(1):
Forwarding	2,589	2,072	517	25.0%
Logistics	1,251	1,104	147	13.3%
Freight	—	767	(767)	(100.0)%
Other	538	348	190	54.6%
Total Supply Chain Solutions	4,378	4,291	87	2.0%
Consolidated	$24,378	$22,908	$1,470	6.4%

Consolidated volume (in millions)	1,490	1,521	(31)	(2.0)%

Operating weekdays	64	63	1	1.6%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,945	2,012	(67)	(3.3)%
Deferred	1,509	1,513	(4)	(0.3)%
Ground	16,287	16,827	(540)	(3.2)%
Total U.S. Domestic Package	19,741	20,352	(611)	(3.0)%
International Package:
Domestic	1,806	2,010	(204)	(10.1)%
Export	1,731	1,783	(52)	(2.9)%
Total International Package	3,537	3,793	(256)	(6.7)%
Consolidated	23,278	24,145	(867)	(3.6)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$20.84	$18.39	$2.45	13.3%
Deferred	14.70	13.22	1.48	11.2%
Ground	10.66	9.83	0.83	8.4%
Total U.S. Domestic Package	11.97	10.93	1.04	9.5%
International Package:
Domestic	7.36	7.33	0.03	0.4%
Export	34.10	31.10	3.00	9.6%
Total International Package	20.45	18.50	1.95	10.5%
Consolidated	$13.26	$12.12	$1.14	9.4%
(1) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2022	2021	Change	% Change
(in millions)
Compensation and benefits	$11,616	$11,483	$133	1.2%
Repairs and maintenance	626	619	7	1.1%
Depreciation and amortization	764	722	42	5.8%
Purchased transportation	4,600	4,243	357	8.4%
Fuel	1,220	807	413	51.2%
Other occupancy	491	466	25	5.4%
Other expenses	1,810	1,803	7	0.4%
Total operating expenses	$21,127	$20,143	$984	4.9%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
March 31, 2022 (unaudited) and December 31, 2021

	March 31, 2022	December 31, 2021
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$12,208	$10,255
Marketable securities	337	338
Accounts receivables	11,335	12,669
Less: Allowance for credit losses	(136)	(128)
Accounts receivable, net	11,199	12,541
Other current assets	1,857	1,800
Total Current Assets	25,601	24,934
Property, Plant and Equipment, Net	33,595	33,475
Operating Lease Right-Of-Use Assets	3,481	3,562
Goodwill	3,668	3,692
Intangible Assets, Net	2,465	2,486
Investments and Restricted Cash	22	26
Deferred Income Tax Assets	173	176
Other Non-Current Assets	1,108	1,054
Total Assets	$70,113	$69,405

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,141	$2,131
Current maturities of operating leases	579	580
Accounts payable	7,036	7,523
Accrued wage and withholdings	3,418	3,819
Self-insurance reserves	1,025	1,048
Accrued group welfare and retirement plan contributions	922	1,038
Other current liabilities	1,721	1,430
Total Current Liabilities	16,842	17,569
Long-Term Debt and Finance Leases	19,740	19,784
Non-Current Operating Leases	2,970	3,033
Pension and Postretirement Benefit Obligations	8,203	8,047
Deferred Income Tax Liabilities	3,356	3,125
Other Non-Current Liabilities	3,568	3,578

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	1,231	1,343
Retained earnings	17,433	16,179
Accumulated other comprehensive loss	(3,257)	(3,278)
Deferred compensation obligations	12	16
Less: Treasury stock	(12)	(16)
Total Equity for Controlling Interests	15,416	14,253
Noncontrolling interests	18	16
Total Shareowners' Equity	15,434	14,269
Total Liabilities and Sharewoners' Equity	$70,113	$69,405

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Three Months Ended
	March 31
	2022	2021
Cash Flows From Operating Activities:
Net income	$2,662	$4,792
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	764	722
Pension and postretirement benefit (income) expense	201	(3,024)
Pension and postretirement benefit contributions	(45)	(215)
Self-insurance reserves	(45)	4
Deferred tax (benefit) expense	209	942
Stock compensation expense	386	315
Other (gains) losses	44	57
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	1,227	435
Other assets	7	363
Accounts payable	(743)	(261)
Accrued wages and withholdings	(343)	199
Other liabilities	173	180
Other operating activities	(17)	22
Net cash from operating activities	4,480	4,531

Cash Flow From Investing Activities:
Capital expenditures	(548)	(834)
Proceeds from disposal of businesses, property, plant and equipment	—	10
Purchases of marketable securities	(68)	(78)
Sales and maturities of marketable securities	60	134
Net change in finance receivables	5	11
Cash paid for business acquisitions, net of cash and cash equivalents acquired	1	(3)
Other investing activities	(22)	(6)
Net cash used in investing activities	(572)	(766)

Cash Flow From Financing Activities:
Net change in short-term debt	—	697
Proceeds from long-term borrowings	—	—
Repayments of long-term borrowings	(18)	(1,528)
Purchases of common stock	(254)	—
Issuances of common stock	67	78
Dividends	(1,284)	(858)
Other financing activities	(481)	(334)
Net cash used in financing activities	(1,970)	(1,945)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	15	1

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	1,953	1,821

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	10,255	5,910
End of period	$12,208	$7,731

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Three Months Ended
	March 31
	2022	2021
Cash flows from operating activities	$4,480	$4,531
Capital expenditures	(548)	(834)
Proceeds from disposals of property, plant and equipment	—	10
Net change in finance receivables	5	11
Other investing activities	(22)	(6)
Free Cash Flow (Non-GAAP measure)	$3,915	$3,712

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1)	TTM(1)
	March 31, 2022	March 31, 2021
Net Income	$10,760	$5,170
Add back:
Income tax expense	3,023	1,628
Interest expense	691	711
Depreciation and amortization	2,995	2,772
EBITDA	17,469	10,281
Add back (deduct):
Transformation and other	205	1,173
Defined benefit plan (gains) and losses	(15)	3,194
Investment income and other	(1,163)	(1,326)
Adjusted EBITDA	$16,496	$13,322

Debt and finance leases, including current maturities	$21,881	$23,727
Add back:
Non-current pension and postretirement benefit obligations	8,203	9,594
Adjusted total debt	$30,084	$33,321

Adjusted total adjusted debt/adjusted EBITDA	1.82	2.50

(1) Trailing twelve months

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Return of Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1)	TTM(1)
	March 31, 2022	March 31, 2021
Net Income	$10,760	$5,170
Add back (deduct):
Income tax expense	3,023	1,628
Interest expense	691	711
Other pension (income) expense	(1,185)	1,900
Investment (income) expenses and other	7	(32)
Operating profit	13,296	9,377
Transformation and other	$205	$1,173
Adjusted operating profit	$13,501	$10,550

Average debt and finance leases, including current maturities	$22,804	$26,164
Average pension and postretirement benefit obligations	8,899	10,036
Average shareowners' equity	11,297	5,236
Average Invested Capital	$42,999	$41,436

Net income to average invested capital	25.0%	12.5%

Adjusted Return on Invested Capital	31.4%	25.5%

(1) Trailing twelve months

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended March 31,
(in millions, except per share amounts)	2022				2021
	As Reported (GAAP)	Pension Adj.(1)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(3)	Transformation & Other Adj.(4)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$13,462	$—	43	$13,419	$12,651	$—	$104	$12,547	6.4%	6.9%
International Package	3,760	—	4	3,756	3,522	—	6	3,516	6.8%	6.8%
Supply Chain Solutions(5)	3,905	—	8	3,897	3,970	—	74	3,896	(1.6)%	—%
Operating expense	21,127	—	55	21,072	20,143	—	184	19,959	4.9%	5.6%

U.S. Domestic Package	$1,662	$—	43	$1,705	$1,359	$—	$104	$1,463	22.3%	16.5%
International Package	1,116	—	4	1,120	1,085	—	6	1,091	2.9%	2.7%
Supply Chain Solutions(5)	473	—	8	481	321	—	74	395	47.4%	21.8%
Operating Profit	3,251	—	55	3,306	2,765	—	184	2,949	17.6%	12.1%
Other Income and (Expense):
Other pension income (expense)	331	(33)	—	298	3,603	(3,290)	—	313	(90.8)%	(4.8)%
Investment income (expense) and other	(16)	—	—	(16)	13	—	—	13	N/M	N/M
Interest expense	(174)	—	—	(174)	(177)	—	—	(177)	(1.7)%	(1.7)%
Total Other Income (Expense)	$141	$(33)	$—	$108	$3,439	$(3,290)	$—	$149	(95.9)%	(27.5)%
Income Before Income Taxes	3,392	(33)	55	3,414	6,204	(3,290)	184	3,098	(45.3)%	10.2%
Income Tax Expense	730	(9)	12	733	1,412	(788)	44	668	(48.3)%	9.7%
Net Income	$2,662	$(24)	$43	$2,681	$4,792	$(2,502)	$140	$2,430	(44.4)%	10.3%

Basic Earnings Per Share	$3.05	$(0.03)	$0.05	$3.07	$5.50	$(2.87)	$0.16	$2.79	(44.5)%	10.0%

Diluted Earnings Per Share	$3.03	$(0.03)	$0.05	$3.05	$5.47	$(2.86)	$0.16	$2.77	(44.6)%	10.1%

Weighted-average shares outstanding:
Basic	874				872
Diluted	879				876

(1) Represents the impact of curtailment of benefits effective December 31, 2023, for the Canada Ltd Retirement Plan.
(2) Transformation & Other of $55 million reflects other employee benefits costs of $33 million and other costs of $22 million.
(3) Represents a mark-to-market gain recognized outside of a 10% corridor for the UPS IBT Pension Plan.
(4) Transformation & Other Adj. of $184 million reflects a valuation allowance of $66 million related to the divestiture of UPS Freight, other employee benefits costs of $76 million and other costs of $42 million.
(5) The divestiture of UPS Freight was completed on April 30, 2021

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - First Quarter
(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	March 31				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.36	$7.33	0.4%	$0.47	$7.83	6.8%
Export	34.10	31.10	9.6%	0.78	34.88	12.2%
Total International Package	$20.45	$18.50	10.5%	$0.62	$21.07	13.9%

Consolidated	$13.26	$12.12	9.4%	$0.09	$13.35	10.1%

	Three Months Ended				Currency
	March 31				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$15,124	$14,010	8.0%	$—	$15,124	8.0%
International Package	4,876	4,607	5.8%	143	5,019	8.9%
Supply Chain Solutions(2)	4,378	4,291	2.0%	37	4,415	2.9%
Total revenue	$24,378	$22,908	6.4%	$180	$24,558	7.2%

	Three Months Ended				Currency
	March 31				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
As-Adjusted Operating Profit (in millions)(3):
U.S. Domestic Package	$1,705	$1,463	16.5%	$—	$1,705	16.5%
International Package	1,120	1,091	2.7%	28	1,148	5.2%
Supply Chain Solutions(2)	481	395	21.8%	(3)	478	21.0%
Total operating profit	$3,306	$2,949	12.1%	$25	$3,331	13.0%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) The divestiture of UPS Freight was completed on April 30, 2021.
(3) Amounts adjusted for transformation & other.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - As of March 31, 2022
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	72	—	19	8
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	42	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	27	—	1	—
Other	—	296	—	—
Total	289	296	20	8

Certain prior year amounts have been reclassified to conform to the current year presentation.